Exhibit 99.1
News
For Immediate Release

Media Contact:	Investor Contact:
Beth Halloran	Catherine Graham
Sr. Dir., Corporate Communications	EVP & Chief Financial Officer
703.653.2248	703.653.3155
bhalloran@orcc.com	cgraham@orcc.com
ONLINE RESOURCES POSTS SECOND QUARTER 2011 RESULTS
Company Exceeds Revenue and Earnings Expectations
CHANTILLY, Va., August 4, 2011 — Online Resources Corporation (NASDAQ: ORCC), a leading provider of online financial services, today reported financial and operating results for the three months ended June 30, 2011.
•	Revenue was $38.3 million, compared to $36.4 million in the second quarter of 2010.

•	Net loss available to common stockholders was $2.3 million, or $0.07 per share, compared to a loss of $1.3 million, or $0.04 per share, in the second quarter of 2010.

•	Ebitda, a non-GAAP measure, was a $3.9 million, compared to $6.0 million in the same quarter of 2010.

•	Adjusted Ebitda, a non-GAAP measure that adjusts Ebitda for equity compensation expense and other expenses, was $6.8 million, compared to $7.9 million in the prior year period.

•	Core net income, a non-GAAP measure, was $1.1 million, or $0.03 per diluted share, compared to $1.7 million, or $0.06 per diluted share, in the same quarter of 2010.
“We exceeded revenue and earnings expectations in the second quarter, growing our top line by five percent over the same quarter last year,” said Joseph L. Cowan, president and chief executive officer of Online Resources. “Our positive performance was the result of higher than anticipated eCommerce payment transactions, where we benefited from stronger than expected same-store transaction growth.”
“The Company continues to make excellent progress on its strategic growth plan to leverage technology, maximize operational efficiencies and invest in product, sales and marketing. During the quarter we hired additional staff in our India development center, and refined both our product roadmaps and plans to reposition the company in our target markets,” said Cowan.
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Outlook for Third Quarter 2011
Online Resources provided the following guidance for the third quarter of 2011. These statements are forward-looking, and actual results may differ materially.
•	Revenue for the quarter is expected to be between $35.4 and $37.4 million.

•	Ebitda[1,2] for the quarter is expected to be between $2.7 and $4.2 million

•	Adjusted Ebitda[1,2,5] for the quarter is expected to be between $4.8 and $6.1 million.

•	Core net loss[1,3,4,5,6] is expected to be between $(0.02) and $0.00 per share.
(1)	The Company uses non-GAAP (Generally Accepted Accounting Principles) financial measures, including Ebitda, adjusted Ebitda and core net income, to evaluate performance and establish goals. It believes that these measures are valuable to investors in assessing the Company’s operating results when viewed in conjunction with GAAP results.

(2)	Ebitda is defined as net income before interest, taxes, depreciation and amortization expense. We expanded our definition of Adjusted Ebitda in the first quarter of 2011. Adjusted Ebitda is now defined as net income before interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention, advisory and ORCC India start up costs) and other expense. Some or all of these items may not be applicable in any given reporting period.

(3)	Core net loss is defined as net income available to common stockholders before, on a pre-tax basis unless otherwise noted, the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark-to-market investments, preferred stock accretion related to the redemption premium, reserve for potential legal liability, net of tax, strategic process costs, net of tax, transition costs (including severance, retention, advisory and ORCC India start up costs), net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.

(4)	Excludes estimates for amortization of acquisition-related intangible assets of $1.1 million, equity compensation expense of $0.6 million and preferred stock accretion related to the redemption premium of $0.4 million.

(5)	Adjusted Ebitda and core net loss exclude $1.3 million in transition costs. These costs are tax-effected in the calculation of core net loss.

(6)	Core net loss per share calculated using estimated shares outstanding of 32.0 million.
Conference Call and Web Cast
Management will hold a conference call and web cast to discuss first quarter results at 5:00 p.m. EDT today. The conference call dial-in number is (877) 303-6496 for domestic participants and (707) 287-9318 for international participants. Alternatively, a live web cast of the call will be available through the “Investors” section of Online Resources’ web site at www.orcc.com. The call and web cast will be recorded and available for playback from 8:00 p.m. EDT on August 4th until midnight on Wednesday, August 10th. For the conference call playback, dial (855) 859-2056 for domestic participants and (404) 537-3406 for international participants and enter code 82627586. For web cast replay, go to the “Investors” section of www.orcc.com.
About Online Resources
Online Resources (NASDAQ: ORCC) powers financial interactions between millions of consumers and the Company’s financial institution and biller clients. Backed by its proprietary real-time payments gateway that links banks directly with billers, the Company provides web and phone-based financial services, electronic payments and marketing services to drive consumer adoption. Founded in 1989, Online Resources is the largest financial technology provider dedicated to the online channel. For more information, visit www.orcc.com.
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This press release provided by Online Resources Corporation (as well as other written and oral statements made by the company from time to time) contains forward-looking statements which are based on our management’s current expectations and beliefs, and on a number of assumptions concerning future events which have been made with only information that is currently available. The words “will,” “would,” “could,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed,” “plan,” and similar expressions are intended to identify forward-looking statements. Readers are strongly cautioned not to place undue reliance on such forward-looking statements, which are not a guarantee of any results or performance and are subject to a number of known and unknown risks, uncertainties and other factors (including those which are outside of Online Resources’ control) which could cause actual performance or results to differ materially and adversely from any results or performance expressed or implied by such forward-looking statements. Certain factors that might cause such a difference include, but are not limited to: our history of losses and anticipation of future losses; potential fluctuations in our operating results; our dependence on the marketing efforts and technology of third parties; the potential loss of one or more material clients; our potential need for additional capital; our potential inability to prevent systems failures and security breaches; our potential inability to expand our services and related products in the event of a substantial increase in demand for such services and products; competition in our markets; our ability to attract and retain skilled personnel; our reliance on patents and other intellectual property; potential change in the rate of user adoption of the products and services we offer; our exposure to continued consolidation in the financial services industry; and government regulations affecting our business and client base. For a more detailed description of the factors that could cause such a difference in our results, please refer to Online Resources’ filings with the Securities and Exchange Commission, including (but not limited to) our Annual Report on Form 10-K filed with the SEC on March 15, 2011 and the information under the heading “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the SEC on August 4, 2011. Online Resources Corporation assumes no obligation to update or supplement any such forward-looking statements.
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Online Resources Corporation
Quarterly Operating Data
(In millions, Unaudited)

	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11

BANKING SERVICES
Payment Services — Full Service
Revenue	$8.9	$8.8	$8.8	$8.6	$8.4	$8.2	$8.4	$8.1
Bill Payment Transactions	10.5	10.6	10.9	10.9	10.8	11.1	11.6	11.3

Payment Services — Remittance
Revenue	$8.2	$7.9	$7.6	$7.1	$6.8	$6.5	$5.9	$5.6
Bill Payment Transactions — LCR	0.3	0.3	0.3	5.5	6.6	6.3	6.6	6.7
Bill Payment Transactions — Non LCR	27.7	26.9	24.7	20.2	20.5	20.5	19.8	19.3

Other Revenue	$5.7	$7.7	$7.0	$6.5	$7.0	$7.7	$6.8	$7.2

eCOMMERCE SERVICES
Payment Services — User Paid
Revenue	$4.7	$4.1	$4.8	$4.1	$3.9	$3.9	$4.7	$4.5
Bill Payment Transactions	1.4	1.2	1.4	1.3	1.4	1.4	1.6	1.6

Payment Services — Biller Paid
Revenue	$7.2	$7.3	$8.6	$8.4	$8.5	$8.8	$10.8	$10.0
Bill Payment Transactions	13.7	14.2	15.4	15.9	16.6	17.9	20.5	19.6

Other Revenue	$1.9	$2.4	$1.9	$1.7	$2.0	$2.6	$2.7	$3.1

Online Resources Corporation
Consolidated Statements of Operations
(In thousands, except per share data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Revenues:
Account presentation services	$2,721	$2,058	$5,460	$4,439
Payment services	28,074	28,145	57,866	57,877
Relationship management services	1,717	2,042	3,531	4,140
Professional services and other	5,817	4,114	10,750	8,485

Total revenues	38,329	36,359	77,607	74,941

Expenses:
Cost of revenues	20,951	19,386	42,766	39,012

Gross profit	17,378	16,973	34,841	35,929

General and administrative	9,663	8,273	19,161	16,028
Reserve for potential legal liability	—	—	7,700	—
Selling and marketing	5,302	4,846	10,404	9,757
Systems and development	2,700	2,553	5,346	5,126

Total expenses	17,665	15,672	42,611	30,911

(Loss) income from operations	(287)	1,301	(7,770)	5,018

Other income (expense)
Interest income	25	14	57	21
Interest expense	185	224	(70)	164
Other income (expense)	—	(1)	—	(99)

Total other income (expense)	210	237	(13)	86

(Loss) income before tax (benefit) provision	(77)	1,538	(7,783)	5,104
Income tax (benefit) provision	(201)	469	(3,155)	1,855

Net income (loss)	124	1,069	(4,628)	3,249
Preferred stock accretion	2,463	2,374	4,888	4,711

Net loss available to common stockholders	$(2,339)	$(1,305)	$(9,516)	$(1,462)

Net loss available to common stockholders per share:
Basic	$(0.07)	$(0.04)	$(0.30)	$(0.05)
Diluted	$(0.07)	$(0.04)	$(0.30)	$(0.05)

Shares used in calculation of net loss available to common stockholders per share:
Basic	31,820	30,911	31,705	30,699
Diluted	31,820	30,911	31,705	30,699

Online Resources Corporation
Condensed Consolidated Balance Sheets
(In thousands)

	JUNE 30,	DECEMBER 31,
	2011	2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$24,333	$29,127
Accounts receivable, net	18,961	20,410
Deferred tax asset, current portion	3,893	3,893
Prepaid expenses and other current assets	5,995	5,039

Total current assets	53,182	58,469

Property and equipment, net	23,181	25,145
Deferred tax asset, less current portion	25,759	22,536
Goodwill	181,516	181,516
Intangible assets	11,525	14,157
Deferred implementation costs, less current portion, and other assets	9,249	8,762

Total assets	$304,412	$310,585

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:

Accounts payable	$1,034	$2,410

Accrued expenses	14,264	6,293
Notes payable, senior secured debt, current portion	26,750	27,188
Deferred revenues, current portion, and other current liabilities	9,317	8,232

Total current liabilities	51,365	44,123

Notes payable, senior secured debt, less current portion	—	9,563
Deferred revenues, less current portion, and other long-term liabilities	6,018	6,956

Total liabilities	57,383	60,642

Redeemable convertible preferred stock	115,070	110,182

Stockholders’ equity	131,959	139,761

Total liabilities and stockholders’ equity	$304,412	$310,585

Online Resources Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)

	SIX MONTHS ENDED
	JUNE 30,
	2011	2010
	(Unaudited)
Operating activities
Net (loss) income	$(4,628)	$3,249
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Deferred tax (benefit) expense	(3,223)	2,754
Depreciation and amortization	8,455	9,362
Equity compensation expense	1,200	1,579
Write off and amortization of debt issuance costs	106	185
Loss on disposal of assets	—	1
Provision for losses on accounts receivable	56	8
Change in fair value of theoretical swap derivative	(518)	(1,027)
Reserve for potential legal liability	7,700	—
Changes in certain other assets and liabilities	(589)	(1,193)

Net cash provided by operating activities	8,559	14,918
Investing activities
Purchases of property and equipment	(3,855)	(9,073)
Sale of short-term investments	—	3

Net cash used in investing activities	(3,855)	(9,070)
Financing activities
Net proceeds from issuance of common stock	569	441
Repayment of 2007 notes	(10,000)	(8,000)
Repayment of capital lease obligations	(67)	(19)

Net cash used in financing activities	(9,498)	(7,578)

Net decrease in cash and cash equivalents	(4,794)	(1,730)
Cash and cash equivalents at beginning of year	29,127	22,907

Cash and cash equivalents at end of period	$24,333	$21,177

Online Resources Corporation
Reconciliation of Non-GAAP Measures
(In thousands, except per share data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Reconciliation of ebitda (See Note 1):
Net income (loss)	$124	$1,069	$(4,628)	$3,249
Depreciation and amortization (incl. loss on disposal of assets)	4,160	4,703	8,455	9,362
Interest expense, net	(210)	(238)	13	(185)
Income tax (benefit) provision	(201)	469	(3,155)	1,855

Ebitda (See Note 1)	$3,873	$6,003	$685	$14,281

Reconciliation of adjusted ebitda (See Note 2):
Net income (loss)	$124	$1,069	$(4,628)	$3,249
Depreciation and amortization (incl. loss on disposal of assets)	4,160	4,703	8,455	9,362
Equity compensation expense	583	620	1,200	1,579
Reserve for potential legal liability	—	—	7,700	—
Strategic process costs	—	—	874	—
Transition costs	2,348	1,300	2,348	1,300
Other (income) expense	(210)	(237)	13	(185)
Income tax (benefit) provision	(201)	469	(3,155)	1,855

Adjusted Ebitda (See Note 2)	$6,804	$7,924	$12,807	$17,160

Reconciliation of core net income (See Note 3):
Net loss available to common stockholders	$(2,339)	$(1,305)	$(9,516)	$(1,462)
Preferred stock accretion related to redemption premium	413	404	823	807
Change in fair value of theoretical swap derivative	(466)	(629)	(518)	(1,027)
Reserve for potential legal liability, net of tax	—	—	4,751	—
Strategic alternatives process costs, net of tax	—	—	524	—
Transition costs, net of tax	1,550	904	1,409	828
Change in tax valuation allowance	—	100	—	100
Equity compensation expense	583	621	1,200	1,579
Amortization of intangible assets	1,316	1,641	2,632	3,282

Core net income (see Note 3)	$1,057	$1,736	$1,305	$4,107

Reconciliation of core net income per share:
Diluted net loss available to common stockholders	$(0.07)	$(0.04)	$(0.30)	$(0.05)
Preferred stock accretion related to redemption premium	0.01	0.01	0.03	0.03
Change in fair value of theoretical swap derivative	(0.01)	(0.02)	(0.02)	(0.03)
Reserve for potential legal liability, net of tax	—	—	0.15	—
Strategic alternatives process costs, net of tax	—	—	0.02	—
Transition costs, net of tax	0.05	0.03	0.04	0.03
Change in tax valuation allowance	—	—	—	—
Equity compensation expense	0.02	0.02	0.04	0.05
Amortization of intangible assets	0.04	0.05	0.08	0.10
Other, including impact of treasury method and rounding	(0.01)	0.01	—	—

Core net income per share	$0.03	$0.06	$0.04	$0.13

Notes:
1.	Ebitda is a non-GAAP measure we define as net income before interest, taxes, depreciation and amortization expense.

2.	We expanded our definition of Adjusted Ebitda in the first quarter of 2011. Adjusted Ebitda is now defined as net income before interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention, advisory and ORCC India start up costs), restructuring costs and other expense. Some or all of these items may not be applicable in any given reporting period.

3.	Core net income is a non-GAAP measure we define as net income available to common stockholders before the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark to market investments, preferred stock accretion related to the redemption premium, reserve for legal liability, net of tax, strategic alternatives process costs (including severance, retention, advisory and ORCC India start up costs), net of tax, transition costs, net of tax, restructuring costs, net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period. For the three months ended June 30, 2011 the statutory tax rate of 34% was used to calculate net of tax amounts.